Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 20, 2006 among PNM RESOURCES, INC., a New Mexico corporation (the “Company”), FIRST CHOICE POWER, L.P., a Texas limited partnership (“FCP”), TEXAS-NEW MEXICO POWER COMPANY, a Texas corporation (“TNMP”, collectively with the Company and FCP, the “Borrowers”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

R E C I T A L S

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August  15, 2005 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and Lenders agree to certain changes to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1. Amendments.

(a)  Section 1.1. The definition of "Affiliate" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such other Person or (b) to direct or cause direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

(b)  Section 8.3. Section 8.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.3 Sale or Lease of Assets.

Such Borrower will not (nor will it permit its Subsidiaries to) sell, lease, transfer or otherwise dispose of, any of its assets (including, without limitation, all or substantially all of its assets, whether in one transaction or a series of related transactions) except (a) with respect to the Company, sales of accounts receivable and energy services contract revenues by PSNM in connection with the PSNM Accounts Receivable Securitization and other sales of accounts receivable and energy services contract revenues so long as such other sales are non-recourse to the Company and are otherwise on customary market terms; (b) with respect to First Choice, the sales of accounts receivable in connection with the First Choice Securitization, (c) with respect to the Company, transfers of assets to PNMR Services Company, a wholly-owned operational services company, in the ordinary course of business, (d) sales or other transfers of assets (excluding those permitted in clauses (a), (b) and (c) hereof) for fair value, if the aggregate value of all such transactions in any calendar year, does not exceed 25% of the book value of Total Assets of such Borrower, as calculated as of the end of the most recent Fiscal Quarter, and (e) sale, lease, transfer or other disposition, at less than fair value, of any other assets of such Borrower and its Subsidiaries, provided that the aggregate book value of such assets shall not exceed $10,000,000 in any calendar year.

2. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by each Borrower and the Required Lenders.

3. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4. Authority/Enforceability. Each Borrower represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

5. Representations and Warranties. Each Borrower represents and warrants to the Lenders that (a) the representations and warranties of such Borrower set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, unless they specifically refer to an earlier date, (b) no event has occurred and is continuing which constitutes a Default or an Event of Default, and (c) it has no claims, counterclaims, offsets, credits or defenses to its obligations under the Credit Documents or to the extent it has any they are hereby released in consideration of the Lenders entering into this Amendment.

6. No Conflicts. Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by any Borrower will (a) violate, contravene or conflict with any provision of its respective articles or certificate of incorporation, bylaws or other organizational or governing document, (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree or permit applicable to a Borrower, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which a Borrower is a party or by which it or its properties may be bound or (d) result in or require the creation of any Lien upon or with respect to a Borrower’s properties.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:     PNM RESOURCES, INC.,
    a New Mexico corporation

By: /s/ Wendy A. Carlson
Name:Wendy A. Carlson____________________
Title: Vice President and Treasurer___________

FIRST CHOICE POWER, L.P.,
a Texas limited partnership
By: First Choice Power GP, LLC,
its general partner

By: /s/ Wendy A. Carlson
Name: Wendy A. Carlson
Title: Vice President and Treasurer

TEXAS-NEW MEXICO POWER COMPANY,
a Texas corporation

By: /s/ Tom Sategna
Name: Thomas G. Sategna___________________
Title: Vice President, Controller and Treasurer

ADMINISTRATIVE
AGENT:      BANK OF AMERICA, N.A.,
   as Administrative Agent

By: /s/ Maria A. McClain
Name: Maria A. McClain
Title: Vice President

LENDERS:      BANK OF AMERICA, N.A.,
        as a Lender and L/C Issuer

By: /s/Kevin Bertelsen
Name: Kevin Bertelsen
Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By: /s/ Frederick W. Price
Name: Frederick W. Price
Title: Managing Director

UNION BANK OF CALIFORNIA, N.A.

By: /s/ Efrain Soto
Name: Efrain Soto
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/Michael DeForge
Name: Michael DeForge
Title: Vice President

CITIBANK, N.A.

By: /s/Scott Hancock
Name: Scott Hancock
Title: Vice President

WELLS FARGO BANK, N.A.

By: /s/ Daniel A. Conklin
Name: Daniel A. Conklin
Title: V.P.

MERRILL LYNCH BANK USA

By: /s/Louis Alder
Name: Louis Alder
Title: Director

MORGAN STANLEY BANK

By: /s/Daniel Twenge
Name: Daniel Twenge
Title: Authorized Signatory
Morgan Stanley Bank

UBS LOAN FINANCE LLC

By: /s/Irja R. Otsa  /s/Marie Haddad
Name: Irja R. Otsa  Marie A. Haddad
Title: Associate Director Associate Director
Banking Products Banking Products
Services, US  Services, U.S.

LEHMAN BROTHERS BANK, FSB

By: /s/Janine M. Shugan
Name: Janine M. Shugan
Title: Authorized Signatory

WILLIAM STREET COMMITMENT CORPORATION

By: /s/Mark Walton
Name: Mark Walton
Title: Assistant Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By: /s/Sarah Wu
Name: Sarah Wu
Title: Director

By: /s/Shaheen Malik
Name: Shaheen Malik
Title: Associate

U S BANK NATIONAL ASSOCIATION

By: /s/James W. Henken
Name: James W. Henken
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/Richard J. Ward
Name: Richard J. Ward
Title: First Vice President

MELLON BANK, N.A.

By: /s/Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

ROYAL BANK OF CANADA

By: /s/David A. McCluskey
Name: David A. McCluskey
Title: Authorized Signatory

COMPASS BANK

By: /s/
Name:
Title:

SOUTHWEST SECURITIES BANK; FSB
formerly Southwest Securities Bank

By: /s/Lonnie Warren
Name: Lonnie Warren
Title: President, North Arlington
Banking Center

BANK OF ALBUQUERQUE, N.A.

By: /s/Myka C. Gentry
Name: Myka C. Gentry
Title: Vice President

BANK HAPOALIM BM

By:/s/Helen H. Gateson  /s/Charles McLaughlin
Name: Helen H. Gateson Charles McLaughlin
Title: President  Senior Vice President